UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
60 Columbus Circle, New York, New York 10023
(Address of principal executive offices)               (Zip Code)
Registrant’s telephone number, including area code: (212) 364-8200
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
          On April 29, 2010, Time Warner Cable Inc. (“Time Warner Cable”) issued a press release setting forth its financial results for its first quarter ended March 31, 2010. A copy of Time Warner Cable’s press release is attached as Exhibit 99.1 to this report. Time Warner Cable does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release issued April 29, 2010 by Time Warner Cable Inc. and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.

By:	/s/ Robert D. Marcus
Name:	Robert D. Marcus
Title:	Senior Executive Vice President and Chief Financial Officer
Date:    April 29, 2010

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued April 29, 2010 by Time Warner Cable Inc. and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”